UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007 (October 23, 2007)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On October 23, 2007, State Auto Financial Corporation (the “Company”) issued a press release disclosing the Company’s results of operations for its three- and nine-month periods ended September 30, 2007 (the “Release”). The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Release included a non-GAAP financial measure, net income from operations per diluted share. Net income from operations differs from GAAP net income only by the exclusion of realized capital gains and (losses), net of applicable taxes, on investment activity for the periods being reported. For the three-month periods ended September 30, 2007 and 2006, GAAP net income was $0.55 per diluted share and $0.75 per diluted share, respectively, while net income from operations was $0.45 per diluted share and $0.72 per diluted share for these same respective periods. For the three-month periods ended September 30, 2007 and 2006, the difference between GAAP net income per diluted share and net income from operations per diluted share was $0.10 and $0.03, respectively, of realized capital gains or losses, net of applicable taxes.

Management uses net income from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income because net income from operations excludes the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results. Net income from operations provides a more consistent measure on which to predict future earnings of the Company.

Section 7. Regulation FD

Item 7.01.	Regulation FD Disclosure.

The Company’s management conducted a conference call on October 23, 2007, at approximately 10:00 a.m., EDT, to review the Company’s financial results for the three- and ninth-month periods ended September 30, 2007, and to respond to questions from interested investors and financial analysts. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

There is one correction to such transcript. During the conference call it was reported that the Company’s direct written premium for the three-month period ended September 30, 2007 was $277 million. The correct amount for such period is $267.2 million.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on October 23, 2007.

99.2	Transcript of conference call held by management of State Auto Financial Corporation on October 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: October 25, 2007	By	/s/ Steven E. English
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by State Auto Financial Corporation on October 23, 2007.

99.2	Transcript of conference call held by management of State Auto Financial Corporation on October 23, 2007.